                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)
                                January 31, 2003

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                   51-0310342
----------------------------------------------    ----------------------------------
(State or other Jurisdiction of Incorporation)    (IRS Employer Identification No.)

                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
                                                                    Page 1

ITEM 7.  EXHIBITS:

(c)      Exhibits

The following Exhibit is furnished pursuant to Item 9 and should not be deemed to be filed under the Securities Exchange Act of 1934.

      Exhibit No.             Exhibit
      -----------             -------
      99.1                    Affiliated Computer Services, Inc. Press Release dated
                              January 31, 2003.



ITEM 9.  REGULATION FD DISCLOSURE

On January 31, 2003, the Registrant announced that the U.S. Department of Education ("DOE") has advised the Registrant that the DOE plans to conduct a competitive bid process for the currently existing Direct Loan Servicing System ("DLSS") contract between the Registrant and DOE. In November, 2001, the DOE had on a sole source basis extended the Registrant's DLSS contract for a period of three years through September 2006 (with an option to extend for one additional year), but that extension was protested by Sallie Mae. The DLSS contract represents approximately 4% of the Registrant's annual consolidated revenue. The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated January 31, 2003, a copy of which is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein is deemed to be furnished and shall not be deemed to be filed under the Securities Exchange Act of 1934.



--------------------------------------------------------------------------------
                                                                    Page 2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2003

                                           Affiliated Computer Services, Inc.

                                           By:  /s/ Warren D. Edwards
                                              ----------------------------------
                                                Warren D. Edwards
                                                Executive Vice President and
                                                Chief Financial Officer


--------------------------------------------------------------------------------
                                                                    Page 3

                                INDEX TO EXHIBITS

      Exhibit
      Number             DESCRIPTION
      -------            -----------
      99.1               Affiliated Computer Services, Inc. Press Release dated
                         January 31, 2003.


--------------------------------------------------------------------------------
                                                                    Page 4